AXP (SM)
                                                                  Equity Select
                                                                           Fund
                                                         2000 SEMIANNUAL REPORT

American
  Express(R)
 Funds

(icon of) ruler

AXPEquity  Select  Fund seeks to provide  shareholders  with  growth of capital.


                                                                     AMERICAN
                                                                       EXPRESS
                                                                    (R)

Budding Blue Chips

When most people think of stocks, they tend to focus on the notable names in American business -- the blue chips, as they're known. But there's another group of companies that though smaller and less well-known, boast impressive business histories. These mid-sized companies, which we call "budding blue chips," are the foundation of AXPEquity Select Fund. Often, they enjoy a dominant position in their business. For an investor, this means an opportunity to participate in the growth that's likely for these companies and the potential for rising stock prices.


CONTENTS
From the Chairman                         3
From the Portfolio Managers               4
Fund Facts                                6
The 10 Largest Holdings                   7
Financial Statements                      8
Notes to Financial Statements            11
Investments in Securities                19

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o  Learn as much as you can about your current investments.

The portfolio managers' letter that follows provides a review of the Fund's investment strategies and performance. The semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

Arne H. Carlson

(picture of) Duncan J. Evered
(picture of) Paul A. Rokosz
Duncan J. Evered
Paul A. Rokosz
Portfolio Managers

From the Portfolio Managers
The past six months proved to be a roller-coaster ride for the stock market, as investors' spirits soared over the winter only to sink in the spring. Still, AXP Equity Select Fund did produce positive results, as its Class A shares realized a total return of 4.50% (excluding the sales charge) over the first half of the fiscal year -- December 1999 through May 2000.

Things could hardly have been better at the outset of the period. The economy was humming along, corporate profits were generally robust, inflation was well-behaved, and increasing excitement about the potential of the Internet was fueling a spectacular stock rally, particularly among technology-related issues. Reflecting the positive environment, the Fund gained nearly 16% in December. After a modest retreat in January, the market got back on track in February -- another strong month for the Fund, as it was up more than 12%.

AN ABOUT FACE
But within two weeks, everything changed. With the economy still charging ahead, investors became worried about the possibility of a run-up in inflation. It was a concern also shared by the Federal Reserve, which had already raised short-term interest rates several times to cool off the economy and thereby avoid an inflation spike. Compounding the situation was the growing belief that many technology-related stocks had reached unsustainable price levels, a worry which was soon followed by the federal government's announcement that technology bellwether Microsoft should be broken up.

The stock market responded by backtracking for the next several weeks. Not surprisingly, technology stocks were especially upset by the turn of events, as they went into a steep decline. Finally, for the Fund, the result was a loss of about 20% during April and May. On the "bright" side, however, the sell-off did allow us to buy some attractive stocks at much-lower prices.

In the face of all the market activity, beginning in mid-February, when we became the new managers of the Fund, we spent considerable effort revamping the
portfolio. Much of it centered    on   selling   a   number   of
large-capitalization stocks and replacing them with mid-cap stocks, the goal being to position the Fund more clearly in the mid-cap category. Most of the additions came from the technology, health care, consumer products and energy sectors.

Our stock selection was, and will continue to be, centered on owning fast-growing companies that are the leaders in their respective businesses. We also plan to run a more concentrated portfolio -- fewer stocks overall and a greater emphasis on the largest holdings. Ultimately, we think that will result in a more aggressively positioned portfolio that, while subject to inherent volatility, has the potential to generate higher returns over the long run.

As the second half of the fiscal year begins, we're quite optimistic about the prospects for mid-cap stocks, particularly technology issues, which make up the largest area of investment for the Fund and continue to generate much of the greatest earnings growth in the American economy. And while the going won't be entirely smooth, we think the potential for reward will increase as the year progresses.

Duncan J. Evered
Paul A. Rokosz

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2000                                                     $16.44
Nov. 30, 1999                                                    $16.90
Decrease                                                         $ 0.46

Distributions -- Dec. 1, 1999 - May 31, 2000
From income                                                      $   --
From capital gains                                               $ 1.29
Total distribution                                               $ 1.29
Total return*                                                    +4.50%**

 Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2000                                                     $15.92
Nov. 30, 1999                                                    $16.46
Decrease                                                         $ 0.54

Distributions -- Dec. 1, 1999 - May 31, 2000
From income                                                      $   --
From capital gains                                               $ 1.29
Total distribution                                               $ 1.29
Total return*                                                    +4.11%**

 Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2000                                                     $16.49
Nov. 30, 1999                                                    $16.94
Decrease                                                         $ 0.45

Distributions -- Dec. 1, 1999 - May 31, 2000
From income                                                      $   --
From capital gains                                               $ 1.29
Total distribution                                               $ 1.29
Total return*                                                    +4.55%**

 *Returns do not include sales load. The prospectus  discusses the effect of sales  charges,  if  any,  on the  various  classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                          Percent                  Value
                                      (of net assets)     (as of May 31, 2000)
 Maxim Integrated Products                 3.00%                $50,115,624
 Paychex                                   2.83                  47,250,000
 Teva Pharmaceutical Inds ADR              2.77                  46,332,500
 ALZA                                      2.58                  43,190,625
 MedImmune                                 2.23                  37,290,000
 Univision Communications Cl A             2.19                  36,565,000
 Mettler-Toledo Intl                       1.99                  33,309,375
 Fiserv                                    1.96                  32,725,000
 Xilinx                                    1.84                  30,830,625
 JDS Uniphase                              1.84                  30,800,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) piechart

The 10 holdings listed here  make up 23.23% of net assets

Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund, Inc.

May 31, 2000 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $1,360,652,963)                                              $1,696,299,803
Cash in bank on demand deposit                                                          512,628
Dividends and accrued interest receivable                                               289,086
Receivable for investment securities sold                                             9,868,034
                                                                                      ---------
Total assets                                                                      1,706,969,551
                                                                                  -------------

Liabilities
Payable for investment securities purchased                                          15,309,722
Payable upon return of securities loaned (Note 4)                                    20,340,000
Accrued investment management services fee                                               25,324
Accrued distribution fee                                                                 15,102
Accrued service fee                                                                          18
Accrued transfer agency fee                                                               4,317
Accrued administrative services fee                                                       2,065
Other accrued expenses                                                                  172,523
                                                                                        -------
Total liabilities                                                                    35,869,071
                                                                                     ----------
Net assets applicable to outstanding capital stock                               $1,671,100,480
                                                                                 ==============

Represented by
Capital stock-- $.01 par value (Note 1)                                           $    1,020,913
Additional paid-in capital                                                         1,124,391,033
Net operating loss                                                                    (5,228,067)
Accumulated net realized gain (loss)                                                 215,269,761
Unrealized appreciation (depreciation) on investments                                335,646,840
                                                                                     -----------
Total -- representing net assets applicable to outstanding capital stock          $1,671,100,480
                                                                                  ==============

Net assets applicable to outstanding shares:            Class A                   $1,433,878,726
                                                        Class B                   $  230,269,473
                                                        Class Y                   $    6,952,281
Net asset value per share of outstanding capital stock: Class A shares 87,208,553 $        16.44
                                                        Class B shares 14,461,062 $        15.92
                                                        Class Y shares    421,710 $        16.49

See accompanying notes to financial statements.

Statement  of operations
AXP Equity Select Fund, Inc.

Six months ended May 31, 2000 (Unaudited)

Investment income
Income:
Dividends                                                               $     1,570,713
Interest                                                                      2,162,823
                                                                              ---------
Total income                                                                  3,733,536
                                                                              ---------
Expenses (Note 2):
Investment management services fee                                            4,827,465
Distribution fee
   Class A                                                                    1,906,925
   Class B                                                                    1,034,558
Transfer agency fee                                                             608,529
Incremental transfer agency fee
   Class A                                                                       54,390
   Class B                                                                       24,938
Service fee-- Class Y                                                             3,595
Administrative services fees and expenses                                       329,282
Compensation of board members                                                     5,772
Custodian fees                                                                   39,210
Printing and postage                                                             80,236
Registration fees                                                                40,836
Audit fees                                                                       13,625
Other                                                                            30,882
                                                                                 ------
Total expenses                                                                9,000,243
   Earnings credits on cash balances (Note 2)                                   (38,640)
                                                                                -------
Total net expenses                                                            8,961,603
                                                                              ---------
Investment income (loss) -- net                                              (5,228,067)
                                                                             ----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
  Security transactions (Note 3)                                            216,126,409
  Financial futures contracts                                                   740,791
                                                                                -------
Net realized gain (loss) on investments                                     216,867,200
Net change in unrealized appreciation (depreciation) on investments        (161,422,299)
                                                                           ------------
Net gain (loss) on investments                                               55,444,901
                                                                             ----------
Net increase (decrease) in net assets resulting from operations          $   50,216,834
                                                                         ==============

See accompanying notes to financial statements.

Statements of changes in net assets

AXP Equity Select Fund, Inc.
                                                           May 31, 2000      Nov. 30, 1999
                                                         Six months ended      Year ended
                                                           (Unaudited)

Operations and distributions
Investment income (loss) -- net                           $  (5,228,067)      $(4,210,974)
Net realized gain (loss) on investments                     216,867,200       116,378,112
Net change in unrealized appreciation (depreciation)
on investments                                             (161,422,299)      212,024,926
                                                           ------------       -----------
Net  increase  (decrease)  in net  assets
resulting  from  operations                                  50,216,834       324,192,064
                                                             ----------       -----------
Distributions to shareholders from:
   Excess distributions of net investment income
      Class A                                                       --           (826,475)
      Class Y                                                       --               (222)
   Net realized gain
      Class A                                              (100,498,802)     (107,848,773)
      Class B                                               (12,104,060)       (8,474,927)
      Class Y                                                  (336,121)          (28,019)
                                                               --------            -------
Total distributions                                        (112,938,983)     (117,178,416)
                                                           ------------      ------------

Capital share transactions (Note 5)
Proceeds from sales
  Class A shares (Note 2)                                   453,634,111       746,105,543
   Class B shares                                            95,549,790        61,358,412
   Class Y shares                                             6,984,338         4,076,217
Reinvestment of distributions at net asset value
   Class A shares                                            92,913,479       100,504,310
   Class B shares                                            11,999,397         8,392,944
   Class Y shares                                               336,121            28,241
Payments for redemptions
   Class A shares                                          (382,873,240)     (760,530,623)
   Class B shares (Note 2)                                  (13,507,569)      (16,958,756)
   Class Y shares                                            (4,443,044)         (375,574)
                                                             ----------          --------
Increase (decrease) in net assets from
capital share transactions                                  260,593,383       142,600,714
                                                            -----------       -----------
Total increase (decrease) in net assets                     197,871,234       349,614,362
Net assets at beginning of period                         1,473,229,246     1,123,614,884
                                                          -------------     -------------
Net assets at end of period                              $1,671,100,480    $1,473,229,246
                                                         ==============    ==============

See accompanying notes to financial  statements.

Notes to Financial Statements

AXP Equity Select Fund, Inc.
(Unaudited as to May 31, 2000)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in growth stocks of medium-sized companies.

The Fund offers Class A, Class B and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares which may be subject to a CDSC will be offered  effective
   June  26,  2000.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Valuation  of  securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, when available, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Equity Select Fund to the Lipper Multi-Cap Growth Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $298,753 for the six months ended May 31, 2000.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:
o  Class A $19
o  Class B $20
o  Class Y $17

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Sales charges received by the Distributor for distributing Fund shares were $1,548,558 for Class A and $69,712 for Class B for the six months ended May 31, 2000.

During the six months ended May 31, 2000, the Fund's custodian and transfer agency fees were reduced by $38,640 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,029,020,244 and $895,568,325, respectively, for the six months ended May 31, 2000. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $139,621 for the six months ended May 31, 2000.


4. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2000, securities valued at $19,900,478 were on loan to brokers. For collateral, the Fund received $20,340,000 in cash. Income from securities lending amounted to $397,579 for the six months ended May 31, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                  Six months ended May 31, 2000
                                         Class A             Class B           Class Y
Sold                                   24,748,368          5,342,644          389,179
Issued for reinvested distributions     5,339,558            710,788           19,306
Redeemed                              (20,843,450)          (761,571)        (250,119)
                                      -----------           --------         --------
Net increase (decrease)                 9,244,476          5,291,861          158,366
                                        ---------          ---------          -------
      Year ended Nov. 30, 1999
                                         Class A             Class B           Class Y
Sold                                   49,351,025          4,136,539          260,437
Issued for reinvested distributions     7,325,388            623,502            2,057
Redeemed                              (50,239,966)        (1,149,882)         (25,141)
                                      -----------         ----------          -------
Net increase (decrease)                 6,436,447          3,610,159          237,353
                                        ---------          ---------          -------

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 2000.

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended Nov. 30,
 Per share income and capital changesa

                                                              Class A

                                             2000b     1999      1998       1997       1996

Net asset value, beginning of period         $16.90   $14.59    $15.76     $14.71     $12.35

Income from investment operations:

Net investment income (loss)                   (.04)    (.04)      .03        .05        .07

Net gains (losses)
 (both realized and unrealized)                 .87     3.87      1.29       2.93       3.30

Total from investment operations                .83     3.83      1.32       2.98       3.37

Less distributions:

Dividends from net investment income             --       --      (.03)      (.06)      (.06)

Excess distributions from net investment income  --     (.01)       --         --         --

Distributions from realized gains             (1.29)   (1.51)    (2.46)     (1.87)      (.95)

Total distributions                           (1.29)   (1.52)    (2.49)     (1.93)     (1.01)

Net asset value, end of period               $16.44   $16.90    $14.59     $15.76     $14.71


Ratios/supplemental data

Net assets, end of period (in millions)      $1,434   $1,318    $1,044       $976       $832

Ratio of expenses to average daily net assetsc .94%d    .93%      .82%       .83%       .87%

Ratio of net investment income (loss)
to average daily net assets                  (.51%)d   (.26%)     .24%       .39%       .53%

Portfolio turnover rate
(excluding short-term securities)              53%       78%       80%        63%        64%

Total returne                                4.50%    28.70%     9.96%     23.56%     29.62%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended May 31, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.

Fiscal period ended Nov. 30,
Per share income and capital changesa

                                                     Class B                               Class Y

                                        2000b  1999   1998   1997   1996      2000b   1999   1998   1997   1996

Net asset value,  beginning of period  $16.46 $14.34 $15.60 $14.63 $12.31     $16.94  $14.60 $15.77 $14.72 $12.35

Income from investment operations:

Net investment income (loss)             (.09)  (.12)  (.01)  (.01) (.03)       (.03)   (.01)   .04    .06    .10

Net gains (losses)
(both realized and unrealized)            .84   3.75   1.21   2.85  3.30         .87    3.87   1.29   2.93   3.30

Total from investment  operations         .75   3.63   1.20   2.84  3.27         .84    3.86   1.33   2.99   3.40

Less distributions:

Dividends from net  investment income      --     --     --     --    --          --     --    (.04)  (.07)  (.08)

Excess distributions
from net investment income                 --     --     --     --    --          --    (.01)    --     --     --
Distributions from  realized gains      (1.29) (1.51) (2.46) (1.87)  (.95)     (1.29)  (1.51) (2.46) (1.87)  (.95)

Total distributions                     (1.29) (1.51) (2.46) (1.87)  (.95)     (1.29)  (1.52) (2.50) (1.94) (1.03)

Net asset value, end  of period        $15.92 $16.46 $14.34 $15.60 $14.63     $16.49  $16.94 $14.60 $15.77 $14.72


Ratios/supplemental data

Net assets, end of period
(in millions)                            $230   $151    $80    $41    $18         $7      $4    $--    $--     $3

Ratio of expenses to
average daily net assetsc               1.71%d 1.71%  1.58%  1.59%  1.63%       .78%d   .85%   .75%   .70%   .70%

Ratio of net investment
income (loss) to average
daily net assets                      (1.27%)d(1.04%) (.52%) (.35%) (.21%)     (.34%)d (.21%)  .31%   .54%   .69%

Portfolio turnover rate
(excluding short-term  securities)       53%     78%    80%    63%    64%        53%     78%    80%    63%    64%

Total returne                          4.11%  27.69%  9.12% 22.62% 28.64%      4.55%  28.90% 10.03% 23.68% 29.84%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Six months ended May 31, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect  payment of a sales  charge.

Investments  in  Securities

AXP  Equity  Select  Fund,  Inc.
May 31,  2000 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.2%)
Issuer                                                       Shares          Value(a)


Banks and savings & loans (0.8%)
Firstar                                                      550,000        $14,059,375

Building materials & construction (1.6%)
Martin Marietta Materials                                    540,900         26,470,294

Communications equipment & services (7.4%)
ArrowPoint Communications                                    160,000(b)      19,200,000
CIENA                                                        150,000(b)      17,953,125
JDS Uniphase                                                 350,000(b)      30,800,000
Nokia ADR Cl A                                               200,000(c)      10,400,000
RF Micro Devices                                             150,000(b)      15,750,000
Sonus Networks                                                15,000(b)       1,094,063
Sycamore Networks                                            230,000(b)      19,233,750
Time Warner Telecom Cl A                                     175,000(b)       9,800,000
Total                                                                       124,230,938

Computer software & services (1.7%)
Ariba                                                        250,000(b)      13,031,250
i2 Technologies                                              150,000(b)      15,956,250
Total                                                                        28,987,500

Computers & office equipment (12.3%)
Automatic Data Processing                                    250,000         13,734,375
Cisco Systems                                                400,000(b)      22,800,000
Comverse Technology                                          150,000(b)      13,706,250
Exodus Communications                                        200,000(b)      14,112,500
Fiserv                                                       700,000(b)      32,725,000
Juniper Networks                                              20,000(b)       3,570,000
Lexmark Intl Group Cl A                                       50,000(b)       3,487,500
Mercury Interactive                                          100,000(b)       8,475,000
Network Appliance                                            300,000(b)      19,368,750
Sanmina                                                      400,000(b)     $25,450,000
Solectron                                                    150,000(b)       4,959,375
VeriSign                                                     150,000(b)      20,306,250
Veritas Software                                             200,000(b)      23,300,000
Total                                                                       205,995,000

Electronics (17.4%)
American Power Conversion                                    350,000(b)      12,403,125
ASM Lithography Holding                                      300,000(b,c)    10,668,750
Broadcom Cl A                                                150,000(b)      19,509,375
Dallas Semiconductor                                         400,000         16,000,000
Flextronics Intl                                             400,000(b,c)    21,775,000
Intel                                                        180,000         22,432,500
LSI Logic                                                    500,000(b)      26,343,750
Maxim Integrated Products                                    790,000(b)      50,115,624
Novellus Systems                                             300,000(b)      14,456,250
PMC-Sierra                                                   140,000(b,c)    21,455,000
Teradyne                                                     150,000(b)      12,900,000
Vitesse Semiconductor                                        175,000(b)       8,859,375
Waters                                                       230,000(b)      21,735,000
Xilinx                                                       405,000(b)      30,830,625
Total                                                                       289,484,374

Energy (4.4%)
Apache                                                       100,000          6,087,500
Barrett Resources                                            225,000(b)       8,901,563
Devon Energy                                                 250,000         14,953,125
EOG Resources                                                350,000         11,375,000
Murphy Oil                                                   150,000          9,731,250
Newfield Exploration                                         300,000(b)      12,562,500
Tosco                                                        300,000          9,187,500
Total                                                                        72,798,438

Energy equipment & services (2.4%)
ENSCO Intl                                                   350,000         12,228,125
Halliburton                                                  540,000         27,540,000
Total                                                                        39,768,125

Financial services (4.9%)
Kansas City Southern Inds                                    252,000        $16,947,000
Morgan Stanley, Dean Witter, Discover & Co                   250,000         17,984,375
Paychex                                                    1,350,000         47,250,000
Total                                                                        82,181,375

Health care (14.2%)
ALZA                                                         850,000(b)      43,190,625
Biogen                                                       100,000(b)       5,450,000
Biomet                                                       500,000         18,031,250
Biovail                                                      175,000(b,d)     8,268,750
Genentech                                                    100,000(b)      10,737,500
Guidant                                                      250,000(b)      12,656,250
Immunex                                                      850,000(b)      21,993,750
MedImmune                                                    240,000(b)      37,290,000
Medtronic                                                    250,000         12,906,250
Sybron Intl                                                  600,000(b)      19,012,500
Teva Pharmaceutical Inds ADR                                 860,000(c)      46,332,500
Total                                                                       235,869,375

Health care services (0.3%)
Omnicare                                                     350,000          5,775,000

Household products (1.3%)
Estee Lauder Cl A                                            500,000(d)      22,406,250

Industrial equipment & services (4.2%)
Cintas                                                       500,000         22,000,000
Fastenal                                                     250,000         15,781,250
Illinois Tool Works                                          250,000         14,515,625
Parker-Hannifin                                              445,000         18,550,938
Total                                                                        70,847,813

Media (7.8%)
Adelphia Communications Cl A                                 150,000(b)       6,356,250
AMFM                                                         100,000(b)       6,775,000
Comcast Special Cl A                                         250,000(b)       9,468,750
Emmis Communications Cl A                                    300,000(b)      10,237,500
Fox Entertainment Group Cl A                                 300,000(b)       7,837,500
Infinity Broadcasting Cl A                                   450,000(b)      14,231,250
Lamar Advertising                                            500,000(b)      20,062,500
Univision Communications Cl A                                355,000(b)      36,565,000
Young & Rubicam                                              400,000         19,100,000
Total                                                                       130,633,750

Multi-industry conglomerates (7.4%)
Danaher                                                      500,000        $24,093,750
Electronics for Imaging                                      300,000(b)      11,043,750
Mettler-Toledo Intl                                          850,000(b)      33,309,375
Robert Half Intl                                             450,000(b)      26,718,750
Tyco Intl                                                    600,000(c)      28,237,500
Total                                                                       123,403,125

Restaurants & lodging (1.9%)
Brinker Intl                                                 400,000(b)      11,325,000
Starbucks                                                    600,000(b)      20,400,000
Total                                                                        31,725,000

Retail (3.5%)
Costco Wholesale                                             250,000(b)       7,984,375
Kohl's                                                       250,000(b)      12,937,500
Tiffany                                                      300,000         18,281,250
Whole Foods Market                                           200,000(b)       6,950,000
Williams-Sonoma                                              400,000(b)      12,825,000
Total                                                                        58,978,125

Utilities -- telephone (1.6%)
Allegiance Telecom                                           300,000(b)      15,862,500
Infonet Services Cl B                                        101,400(b)       1,166,100
Intermedia Communications                                    400,000(b)      10,000,000
Total                                                                        27,028,600

Total common stocks
(Cost: $1,254,956,881)                                                   $1,590,642,457

Short-term securities (6.3%)
Issuer                                    Annualized         Amount           Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (4.1%)
Federal Home Loan Bank Disc Nts
   06-09-00                                    5.95%      $5,300,000         $5,292,130
   06-16-00                                    5.99        2,600,000          2,592,875
Federal Home Loan Mtge Corp Disc Nts
   06-01-00                                    5.92        3,100,000          3,099,456
   06-13-00                                    6.36       11,200,000         11,174,338
   06-22-00                                    6.03       13,500,000         13,447,427
   07-27-00                                    6.44        3,500,000          3,462,656
Federal Natl Mtge Assn Disc Nts
   06-29-00                                    6.03       14,500,000         14,425,680
   07-13-00                                    6.23        7,200,000          7,142,572
   08-03-00                                    6.57        8,500,000          8,399,511
Total                                                                        69,036,645

Commercial paper (2.2%)
Alcoa
   06-02-00                                    6.05        6,700,000          6,697,748
   06-15-00                                    6.10        7,500,000          7,481,000
CXC
   07-07-00                                    6.25        7,000,000(e)       6,951,479
Morgan Stanley, Dean Witter, Discover & Co.
   07-14-00                                    6.52        1,300,000          1,289,219
Motorola
   06-20-00                                    6.08        2,300,000          2,292,256
Northern States Power
   07-12-00                                    6.55       12,000,000         11,908,999
Total                                                                        36,620,701

Total short-term securities
(Cost: $105,696,082)                                                       $105,657,346

Total investments in securities
(Cost: $1,360,652,963)(f)                                                $1,696,299,803

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2000, the value of foreign securities represented 8.31% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At May 31, 2000, the cost of securities for federal income tax purposes was approximately $1,360,653,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                          $397,102,000
Unrealized depreciation                                           (61,455,000)
                                                                  -----------
Net unrealized appreciation                                      $335,647,000

American
  Express(R)
 Funds                                                           PRSRT STD AUTO
                                                                  U.S. POSTAGE
                                                                     PAID
                                                                   AMERICAN
                                                                   EXPRESS

AXP Equity Select Fund
200 AXP Financial Center
Minneapolis, MN  55474





TICKER SYMBOL
Class A: INVPX   Class B: IDQBX   Class C: N/A   Class Y: IESYX

                                                                S-6435 P (7/00)


Distributed by American Express Financial Advisors Inc. Member NASD.
American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.